UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Oyster Point Blvd.

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 881-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	STRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 5, 2022, Sutro Biopharma, Inc. (the “Company”) issued a press release announcing additional data from its ongoing, Phase 1 study of STRO-002 in patients with advanced ovarian cancer. The Company also hosted a live webcast KOL discussion regarding the interim data on January 5, 2022 at 5:00 p.m. Eastern Time. An archived webcast of the event will be available on the Investor section of the company’s website at ir.sutrobio.com for approximately 30 days.

A copy of the press release and clinical data presentation presented during the webcast event are attached as Exhibits 99.1 and 99.2, respectively to this Current Report on Form 8-K. The clinical data presentation will also be available on the Company’s website in the Events & Presentations section at www.sutrobio.com.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On January 5, 2022, the Company announced updated data from its ongoing Phase 1 clinical trial of STRO-002 in patients with ovarian cancer.

The dose-expansion cohort for ovarian cancer enrolled 44 patients, who had experienced up to three prior lines of therapy. As of the interim data cutoff date of November 8, 2021, 43 patients had been randomized into dose levels starting at 4.3 mg/kg and 5.2 mg/kg, and one patient had not yet been dosed. 81% of the patients were platinum-resistant, and 63% and 65% of the patients had been treated previously with bevacizumab and PARP inhibitors, respectively. Of the 43 patients, 33 had at least one post-baseline scan, and therefore were evaluable for RECIST v1.1 responses. As of the interim data cutoff date, the Best Overall Response (“BOR”) for evaluable patients were as follows (N=33):

•
Seven patients had achieved partial responses (“PR”), which were confirmed with at least two post-baseline scans.
•
Five patients had unconfirmed partial responses (“PRu”)s, based on having received only one post-baseline scan as of the interim data cutoff date. Their next scheduled scan, subsequent to the interim data cutoff date, revealed the following: Four PRs were confirmed and one patient was in stable disease (“SD”).
•
An Objective Response Rate (“ORR”) of 33% (11 PRs out of 33 patients) was demonstrated in all evaluable patients, unenriched for FolRα-expression levels at both dose levels.
•
14 total patients experienced SD and 8 patients had progressive disease (“PD”).

Dose response was observed, with an ORR of 47% (8 PRs out of 17 patients) for patients who started at the 5.2 mg/kg dose level, unenriched for biomarker status.

Higher FolRα expression levels calculated using tumor proportion scores (“TPS”) correlated with higher response rates. TPS has been identified as a potentially appropriate scoring algorithm for STRO-002 with respect to the biomarker enrichment strategy. Based on an exploratory cut-off of TPS > 25%, a 40% ORR (10 PRs out of 25 patients) was observed. TPS <=25% demonstrates 13% ORR. Based on the Company's data, an enrichment approach of TPS > 25% FolRα expression may enable treatment of about 70% of the advanced ovarian cancer patient population.

Safety signals from the 43 safety evaluable patients, at the 5.2 mg/kg and 4.3 mg/kg starting dose levels, were consistent with data from the dose-escalation cohort, including:

•
No new safety signals were observed in the dose-expansion cohort, including the absence of keratopathy.
•
85.5% treatment emergent adverse events (“TEAEs”) were Grade 1-2.
•
Neutropenia was the leading TEAE, resulting in treatment delay or dose reduction. The majority of the cases of neutropenia were generally asymptomatic and resolved with a one week dose delay or, in other cases, with standard medical treatment, including the use of G-CSF.

•
There were limited observed cases of febrile neutropenia, including one Grade 5 event at the 5.2 mg/kg starting dose level and one Grade 3 event at the 4.3 mg/kg starting dose level. The trial protocol was subsequently updated to require dose reduction for Grade 4 neutropenia.

Data from the STRO-002 dose-expansion cohort are expected to provide further information to inform regulatory discussions and a global registration strategy.

This current report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated preclinical and clinical development activities, timing of announcements of clinical results, potential benefits of STRO-002 and the company’s other product candidates and platform, potential future milestone and royalty payments, and potential market opportunities for STRO-002 and the company’s other product candidates. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates, and the Company’s ability to successfully leverage Fast Track designation, the market size for the Company’s product candidates to be smaller than anticipated, the impact of the COVID-19 pandemic on the Company’s business, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the company's ability to fund development activities and achieve development goals, the company's ability to protect intellectual property, the value of the Company’s holdings of Vaxcyte common stock, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading "Risk Factors" in the Company’s most recent Quarterly Report on Form 10-Q for the period ended September 30, 2021 filed with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release by Sutro Biopharma, Inc.
99.2	Clinical Data Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sutro Biopharma, Inc.

Date:	January 5, 2022	By:	/s/ Edward Albini
Edward Albini Chief Financial Officer